Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Alane Moran
(206) 272-6850
a.moran@f5.com
F5 Networks Announces Results for First Quarter of Fiscal 2008
Company reports 20th consecutive quarter of sequential revenue growth;
Board of Directors authorizes $200 million share repurchase program
SEATTLE, WA—January 23, 2008—For the first quarter of fiscal 2008, F5 Networks, Inc. (Nasdaq:FFIV) announced revenue of $154.2 million, up 6 percent from $145.6 million in the prior quarter and 28 percent from $120.0 million in the first quarter of fiscal 2007.
GAAP net income was $17.8 million ($0.21 per diluted share), compared to $12.9 million ($0.15 per diluted share) in the prior quarter and $22.4 million ($0.26 per diluted share) in the first quarter a year ago.
Excluding stock-based compensation and in-process research and development expenses, non-GAAP net income was $28.8 million ($0.33 per diluted share), compared to $34.1 million ($0.40 per diluted share) in the prior quarter and $29.3 million ($0.35 per diluted share) in the first quarter of fiscal 2007. A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statement of Operations.
“In EMEA we saw strong growth in demand for both our core application delivery networking products and our recently acquired line of ARX file virtualization devices,” said John McAdam, president and chief executive officer. “Demand for ARX was also strong among large enterprise customers in North America, where we made modest gains in our core business as well. Growth in EMEA and North America was offset by sequential revenue declines in APAC and Japan, where sales of our core products slowed and we are in the early stages of rolling out ARX.
“Although revenue came in at the low end of our target range, the company’s disciplined business model and our ability to manage expenses in line with daily changes in revenue expectations enabled us to hit the top of our earnings target. In addition, we continued to strengthen our balance sheet during the quarter. Deferred revenue grew just under 10% to

$110.2 million at quarter end. Cash flow from operations was $42.0 million, and the company ended the quarter with $517 million in cash and investments.”
Despite signs of a weaker global economy, McAdam said he believes the company’s business is fundamentally sound and management remains confident that F5 can continue to grow sequentially throughout fiscal 2008.
“Today’s introduction of VIPRION™, our chassis-based application delivery controller, extends the high end of our product portfolio and further widens our competitive lead in performance and functionality. We believe VIPRION has the potential to open up new opportunities not only in telecommunications and internet service providers but in large enterprises that require a complete application-fluent infrastructure that is simple to deploy and manage.”
“Facing the likelihood of constrained data center spending over the next several quarters, we believe both our BIG-IP application delivery controllers and our ARX file virtualization products offer high value and a compelling return on investment by enabling customers to spend less on other types of information technology and reduce their overall costs.”
For the current quarter, ending March 31, 2008, McAdam said management has set a revenue goal of $158 million to $160 million with a GAAP earnings target of $0.21 to $0.22 per diluted share. Excluding stock-based compensation expense, the company’s non-GAAP earnings target is $0.33 to $0.34 per diluted share. A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	March 31, 2008
	(In millions, except
	per share data)
Reconciliation of Expected Non-GAAP Second Quarter Earnings	Low	High

Net income	$18.0	$18.8
Stock-based compensation expense, net of tax	10.9	10.9

Non-GAAP net income excluding stock-based compensation expense	$28.9	$29.7

Net income per share — diluted	$0.21	$0.22

Non-GAAP net income per share — diluted	$0.33	$0.34

Share Repurchase Program
The company also announced today that its board of directors approved a new program to repurchase up to $200 million of the company’s outstanding common stock.
Acquisitions for the share repurchase program will be made from time to time in private transactions or open market purchases as permitted by securities laws and other legal requirements. The program may be modified or discontinued at any time.

About F5 Networks
F5 Networks is the global leader in Application Delivery Networking. F5 provides solutions that make applications secure, fast and available for everyone, helping organizations get the most out of their investment. By adding intelligence and manageability into the network to offload applications, F5 optimizes applications and allows them to work faster and consume fewer resources. F5’s extensible architecture intelligently integrates application optimization, protects the application and the network, and delivers application reliability-all on one universal platform. Over 16,000 organizations and service providers worldwide trust F5 to keep their applications running. The company is headquartered in Seattle, Washington with offices worldwide. For more information, go to www.f5.com.
Forward Looking Statements
Statements in this press release concerning the continuing strength of F5’s business, sequential growth, the target revenue and earnings range,share amount and share price assumptions, demand for application delivery networking and file virtualization products and other statements that are not historical facts are forward-looking statements. Such forward-looking statements involve risks and uncertainties , as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, WAN optimization and data solutions offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive pricing pressures; increased sales discounts; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; the share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.
GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation and in-process research and development expenses, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation and in-process research and development expense. Net income excluding stock-based compensation and in-process research and development expense (non-GAAP) is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment.” In-process research and development expense (“IPR&D”) is a non-recurring, non-cash expense which reflects the amount allocated to IPR&D that the company acquired in connection with its acquisition of Acopia Networks, Inc.
Management believes that net income excluding stock-based compensation and in-process research and development expense (non-GAAP) provides useful supplemental information to management and investors regarding the performance of the company’s business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s business, which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. For example, stock-based compensation is an obligation of the Company that should be considered and each line item is important to financial performance generally. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into its operational performance and financial results.
###

F5 Networks, Inc.
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	December 31,	September 30,
	2007	2007
Assets
Current assets
Cash and cash equivalents	$69,524	$54,296
Short-term investments	281,000	204,169
Accounts receivable, net of allowances of $3,078 and $3,161	98,764	91,774
Inventories	10,189	10,672
Deferred tax assets	5,440	5,305
Other current assets	19,363	20,434

Total current assets	484,280	386,650

Restricted cash	3,887	3,959
Property and equipment, net	37,234	36,024
Long-term investments	166,937	216,366
Deferred tax assets	37,690	38,036
Goodwill	233,997	233,997
Other assets, net	28,386	29,256

Total assets	$992,411	$944,288

Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$24,973	$25,525
Accrued liabilities	39,688	39,990
Deferred revenue	91,335	87,895

Total current liabilities	155,996	153,410

Other long-term liabilities	7,560	7,679
Deferred revenue, long-term	18,818	12,622

Total long-term liabilities	26,378	20,301

Commitments and contingencies

Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized 84,943 and 84,379 shares issued and outstanding	620,632	598,436
Accumulated other comprehensive Income (loss)	(1,051)	(564)
Retained earnings	190,456	172,705

Total shareholders’ equity	810,037	770,577

Total liabilities and shareholders’ equity	$992,411	$944,288

F5 Networks, Inc.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended
	December 31,	September 30,	December 31,
	2007	2007	2006
Net revenues
Products	$110,205	$106,982	$92,062
Services	43,979	38,625	27,968

Total	154,184	145,607	120,030

Cost of net revenues (1)
Products	24,689	23,683	19,216
Services	10,550	9,665	7,308

Total	35,239	33,348	26,524

Gross Profit	118,945	112,259	93,506

Operating expenses (1)
Sales and marketing	58,178	48,165	39,055
Research and development	24,332	19,929	14,539
General and administrative	13,426	11,196	12,818
In-process research and development	—	14,000	—

Total	95,936	93,290	66,412

Income from operations	23,009	18,969	27,094
Other income, net	6,132	7,355	6,431

Income before income taxes	29,141	26,324	33,525
Provision for income taxes	11,390	13,442	11,172

Net Income	$17,751	$12,882	$22,353

Net income per share - basic	$0.21	$0.15	$0.27

Weighted average shares - basic	84,854	84,305	82,062

Net income per share - diluted	$0.21	$0.15	$0.26

Weighted average shares - diluted	86,141	85,792	84,636

Non-GAAP Financial Measures

Net income as reported	$17,751	$12,882	$22,353
Stock-based compensation expense, net of tax (2)	11,075	7,258	6,941
In-process research and development (3)	—	14,000	—

Net income excluding stock-based compensation and in-process research and development (non-GAAP)	$28,826	$34,140	$29,294

Net income per share excluding stock-based compensation and in-process research and development (non-GAAP) — diluted	$0.33	$0.40	$0.35

Weighted average shares — diluted	86,141	85,792	84,636

(1) Includes stock-based compensation as follows:
Cost of net revenues	$1,054	$753	$609
Sales and marketing	6,431	3,906	3,438
Research and development	3,986	2,689	2,328
General and administrative	3,865	2,857	2,355
Tax effect of stock based compensation	(4,261)	(2,947)	(1,789)

	$11,075	$7,258	$6,941

(2)	Stock-based compensation is accounted for in accordance with Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payments” using the attribution method for recognizing compensation expense.

(3)	In-process research and development, (“IPR&D”) reflects the amount allocated to IPR&D that F5 acquired in the Acopia acquisition. IPR&D represents the present value of estimated after-tax cash flows expected to be generated by purchased technology, which, at the acquisition date, had not yet reached technological feasibility and had no alternative future use.

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation and in-process research and development expenses, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation and in-process research and development expense. Net income excluding stock-based compensation and in-process research and development expense (non-GAAP) is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment.” In-process research and development expense (“IPR&D”) is a non-recurring, non-cash expense which reflects the amount allocated to IPR&D that the company acquired in connection with its acquisition of Acopia Networks, Inc.
Management believes that net income excluding stock-based compensation and in-process research and development expense (non-GAAP) provides useful supplemental information to management and investors regarding the performance of the company’s business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s business, which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. For example, stock-based compensation is an obligation of the Company that should be considered and each line item is important to financial performance generally. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into its operational performance and financial results.